Exhibit 10.1

LOAN MODIFICATION AGREEMENT AND

AMENDMENT TO LOAN DOCUMENTS

THIS LOAN MODIFICATION AGREEMENT AND AMENDMENT TO LOAN DOCUMENTS (this "Agreement") is being entered into as of the 4th day of November, 2021, by and between CADENCE BANK (the "Bank"), and ADTRAN, INC., a Delaware corporation (the "Borrower").

PREAMBLE

The Borrower is the maker of a certain Promissory Note dated as of the 4th day of November, 2020 (the "Note"), which evidences a certain TEN MILLION and NO/100 Dollars ($10,000,000.00) loan from the Bank to the Borrower (the "Loan"). The Loan was made available pursuant to a certain Revolving Credit and Security Agreement by and between the Bank and the Borrower dated as of the 4th day of November, 2020 (the "Loan Agreement"; any capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement), and is secured by, among other things, that certain Security Agreement by and between the Bank and the Borrower dated as of the 4th day of November, 2020. The Bank and the Borrower have agreed to modify the Loan, and to amend the documents and instruments evidencing, securing, relating to, guaranteeing or executed or delivered in connection with the Loan (collectively the "Loan Documents").

Accordingly, the Bank and the Borrower have agreed that the Loan shall be modified, and that the Loan Documents shall be amended as set forth below.

AGREEMENT

NOW, THEREFORE, the parties, intending to be legally bound hereby, agree as follows, notwithstanding anything in the Loan Documents to the contrary:

A. Modification of Loan/Loan Documents. The Maturity Date of the Loan shall be changed to November 3, 2022.

B. Amendment of Note. The Note shall be and the same hereby is amended as follows: The "Maturity Date" of the Loan as set forth in the Note shall be changed to November 3, 2022.

C. Effect on Loan Documents. Each of the Loan Documents shall be deemed amended as set forth hereinabove and to the extent necessary to carry out the intent of this Agreement. Without limiting the generality of the foregoing, each reference in the Loan Documents to the "Note", the "Loan Agreement", "Loan Documents" shall be deemed to be references to said documents, as amended hereby. Except as is expressly set forth herein, all of the Loan Documents shall remain in full force and effect in accordance with their respective terms and all of the remaining terms and provisions of the Loan Documents are hereby ratified and confirmed. Borrower agrees that Loan Documents shall continue to evidence, secure, guarantee or relate to, as the case may be, the Loan.

D. Representations and Warranties. Each representation and warranty contained in the Loan Documents is hereby reaffirmed as of the date hereof. The Borrower hereby represents, warrants and certifies to Bank that no Event of Default nor any condition or event that with notice or lapse of time or both would constitute an Event of Default, has occurred and is continuing under any of the Loan Documents or the Loan, and that Borrower has no offsets or claims against Bank arising under, related to, or connected with the Loan, the Loan Agreement or any of the other Loan Documents.

E. Additional Documentation; Expenses. If requested by Bank, Borrower shall provide to Bank (i) if Borrower is a business organization, certified resolutions properly authorizing the transactions contemplated hereby and the execution of this Agreement and all other documents and instruments being executed in connection herewith; and (ii) all other documents and instruments required by Bank; all in form and substance satisfactory to Bank. Borrower shall pay any recording and all other expenses incurred by Bank and Borrower in connection with the modification of the Loan and any other transactions contemplated hereby, including without limitation, any applicable title or other insurance premiums, survey costs, legal expenses, recording fees and taxes.

F. Release of Claims. The Borrower acknowledges and confirms its obligations to the Bank for repayment of the Loan and Note indebtedness (the "Indebtedness"). The Borrower and further acknowledges and represents that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever (collectively, the "Loan Defenses") that can be asserted to reduce or eliminate all or any part of their liability to repay the Indebtedness to the Bank. To the extent that any such Loan Defenses exist, and for and in consideration of the Bank's commitments contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, they are hereby fully, forever and irrevocably released.

By their execution below, for and in consideration of the Bank's commitments contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Borrower, for itself and for its respective successors, executors, heirs, administrators, and assigns, each hereby acknowledge and agree that neither the Bank, nor any of its officers, directors, employees, agents, servants, representatives, attorneys, loan participants, successors, successors-in-interest, predecessors-in-interest and assigns (hereinafter referred to collectively as the "Released Parties") have interfered with or impaired the acquisition, collection, use, ownership, disposition, disbursement, leasing or sale of any of the collateral which secures the Loan (the "Collateral"), and that the Borrower does not have any claim of any nature whatsoever, at law, in equity or otherwise, against the Released Parties, or any of them, as a result of any acts or omissions of the Released Parties, or any of them, under the Loan Documents or in connection to the Loan or the Collateral prior to and including the date hereof. The Borrower, for itself and for its respective successors, executors, heirs, administrators, and assigns, hereby unconditionally waive and release the Released Parties, and forever discharge the Released Parties, of and from and against any and all manner of action, suits, claims, counterclaims, causes of action, offsets, deductions, breach or breaches, default or defaults, debts, dues, sums of money, accounts, deposits, damages, expenses, losses, liabilities, costs, expenses, any and all demands whatsoever and compensation of every kind and nature, past, present, and future, known or unknown (herein collectively, "Claims") that the Borrower or any of the Borrower's successors, successors-in-interest, heirs, executors, administrators, or assigns, or any one of them, can or now have or may have at any time hereafter against the Released Parties, or any of them, by reason of any matter, cause, transaction, occurrence or omission whatsoever, which happened or has happened on or before the date of this Agreement, on account of or arising from or which is connected in any manner whatsoever with the Loan, the Indebtedness, the Collateral, the Loan Documents, any related documents, or any and all collateral which has served or is serving as security for the Loan or the Loan Documents, or which is related to any and all transactions and dealings with among Bank and the Borrower, or any other matter or thing that has occurred before the signing of the Agreement, known or unknown. Any and all such Claims are hereby declared to be satisfied and settled, and the Borrower, for itself and for its respective successors, executors, heirs, administrators, and assigns, each hereby discharge the Released Parties from any liability with respect to any and all such Claims.

G. Waiver of Trial by Jury. BANK AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVE ANY RIGHTS THEY MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN, THE NOTE, ALL OTHER DOCUMENTS GIVEN TO EVIDENCE OR SECURE THE LOAN, OR ANY COURSE OF CONDUCT, COURSE OF DEALING OR STATEMENTS RELATED THERETO (WHETHER VERBAL OR WRITTEN).

H. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one (I) document and agreement, but in making proof of this document, it shall not be necessary to produce or account for more than one such counterpart, and counterpart pages may be combined into one single document.

I. Seal. This Agreement is intended to take effect as a sealed instrument.

(SIGNATURES APPEAR ON FOLLOWING PAGE.]

BORROWER:

ADTRAN, INC., a Delaware corporation

By: /s/ Michael Foliano [SEAL]

Printed Name: Michael Foliano

Title: CFO

STATE OF Alabama

COUNTY OF Madison

I, Rhonda Lambert, a notary public in and for said county in said state, hereby certify that Michael Foliano, whose name as CFO of ADTRAN, INC. a Delaware corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this 4th day of November, 2021.

/s/ Rhonda Lambert

Notary Public

[NOTARIAL SEAL]

My Commission Expires: 4/1/25

[Signatures continue on following page.]

BANK:

CADENCE BANK

By: /s/ Barbara Mulligan [SEAL]

Printed Name: Barbara Mulligan

Title: SVP

STATE OF Alabama

COUNTY OF Madison

I, Jennifer Uhlich Miller, a notary public in and for said county in said state, hereby certify that Barbara Mulligan whose name as Senior Vice President of CADENCE BANK. an Alabama banking corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this 2 day of November, 2021.

Jennifer Uhlich Miller

Notary Public

[NOTARIAL SEAL]

My Commission Expires: May 16, 2024

[End of signatures.]